SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549



FORM 8-K/A



CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report		May 24, 2001
(Date of earliest event
 reported)			April 19, 2001


MNB Bancshares, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation)


0-20878
(Commission File Number)

48-1120026
I.R.S. Employer Identification Number)



800 Poyntz Avenue, Manhattan, Kansas 66502
(Address of principal executive offices)
(Zip
Code)



(785) 565-2000
(Registrant's telephone number, including area code)




Item 5.  Other Information

On April 20, 2001, MNB Bancshares, Inc., a
Delaware Corporation ("MNB"), filed a Form
8-K announcing the execution of an
Agreement and Plan of Merger (the "Merger
Agreement") among Landmark Bancshares,
Inc., a Kansas corporation, MNB and
Landmark Merger Company, a Delaware
Corporation.  The Merger Agreement is
filed with this Form 8-K/A.

Immediately prior to the execution of the Merger Agreement, MNB entered into
Amendment No. 1 to Rights Agreement, dated as of April 18, 2001 (the "Rights
Amendment"), between MNB and Security
National Bank, as rights agent, to make
the provisions of the Rights Agreement
inapplicable to the transactions
contemplated by the Merger Agreement. A
copy of the Rights Amendment is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma
Financial Information and Exhibits

(a)	Financial Statements of Business
Acquired.

	None.

(b)	Pro Forma Financial Information.

	None.

(c)	Exhibits.


99.1 Agreement and Plan of Merger among
Landmark Bancshares, Inc., MNB Bancshares,
Inc and Landmark Merger Company dated
April 19, 2001.

99.2 Amendment No. 1 to Rights Agreement, dated April 18, 2001, between MNB and
Security National Bank, as rights agent.




SIGNATURES

	Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MNB BANCSHARES, INC.



Dated: May 24, 2001

By:	/s/ Mark A Herpich
                 Mark A. Herpich
     		 Vice President, Secretary,
Treasurer and Chief Financial Officer